SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2005

CarMax Auto Funding LLC

(Originator of CarMax Auto Owner Trust 2005-3)

CarMax Auto Owner Trust 2005-3

(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

333-127189 333-127189-02	01-0794037 26-6027188
(Commission File No.)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 14, 2005, CarMax Auto Owner Trust 2005-3 publicly issued $72,000,000 4.44688% Class A-1 Asset Backed Notes, $136,000,000 4.82% Class A-2 Asset Backed Notes, $140,000,000 4.81% Class A-3 Asset Backed Notes, $77,250,000 4.91% Class A-4 Asset Backed Notes, 14,625,000 5.12% Class B Asset Backed Notes and $10,125,000 5.37% Class C Asset Backed Notes (collectively, the “Notes”) pursuant to a registration statement (333-127189) declared effective on August 29, 2005. In connection with such issuance, final copies of the Underwriting Agreement, the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Receivables Purchase Agreement are attached as exhibits hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, CarMax Auto Funding LLC and CarMax Auto Owner Trust 2005-3, by its Servicer, CarMax Business Services, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005	CARMAX AUTO FUNDING LLC

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Treasurer

Date: December 14, 2005	CARMAX AUTO OWNER TRUST 2005-3

	By:	CarMax Business Services, LLC, as Servicer of CarMax Auto Owner Trust 2005-3

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Vice President & Treasurer

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Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement dated December 6, 2005 among CarMax Business Services, LLC (“CarMax”), CarMax Auto Funding LLC (“CarMax Funding”) and Wachovia Capital Markets, LLC, as Representative.

4.1	Amended and Restated Trust Agreement dated as of December 1, 2005 among CarMax Funding, as depositor, The Bank of New York (Delaware), as Delaware trustee, and The Bank of New York, as owner trustee.

4.2	Indenture dated as of December 1, 2005 between CarMax Auto Owner Trust 2005-3 (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) (including forms of the Notes).

10.1	Sale and Servicing Agreement dated as of December 1, 2005 among the Issuer, CarMax Funding, as depositor, and CarMax, as servicer.

10.2	Administration Agreement dated as of December 1, 2005 among the Issuer, CarMax, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement dated as of December 1, 2005 between CarMax, as seller, and CarMax Funding, as purchaser.

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